                                                                   EXHIBIT 10.19

[LOGO] COLLATERAL
         THERAPEUTICS

      One Town Center Drive
      San Diego, CA 92121
      Tel: 619-622-4100
      Fax: 619-587-3518

                                  CONFIDENTIAL

August 13, 1997

Ms. Sandra Woodruff
Executive Director
Veterans Medical Research Foundation
VA Medical Center (151A)
3350 La Jolla Village Drive
San Diego, CA 92161

Dear Sandra:

Collateral Therapeutics, Inc. (hereinafter "CTI") had held confidential discussions with Dr. Patrick D. Lyden regarding the attached research proposal and budget (hereinafter, the "Studies"). CTI proposes that this letter be the written agreement which sets forth the understanding and obligations of the parties regarding the Studies.

      1. Patrick D. Lyden, M.D. (hereinafter "Investigator") and the Veterans Medical Research Foundation (Hereinafter "VMRF" or the "Foundation") agree to utilize their best efforts to conduct the Studies. Further details concerning the Studies to be performed will be discussed in confidence by the Investigator with CTI representatives.

      2. The Investigator agrees to comply with the federal regulations relating to the Animal Welfare Act (7. U.S.C. 2131, et seq.) and the United States Department of Agriculture regulations as set forth in 9 CFR parts 1, 2, and 3.

      3. The Investigator will render periodic confidential reports as may be requested to CTI.

      4. In preparation for and during the course of these Studies, it may be necessary for CTI to disclose to the Investigator or to VMRF certain technical and business information, all such information, as well as the results of the research, subject to the restriction in paragraph #5 of this agreement, is considered to be highly confidential by CTI. It is understood that VMRF may disclose the amount of this research funding in any routine disclosure as

[LOGO]

            required by VMRF policy, but shall not use or disclose the subject matter of the research. The Investigator and the Foundation agree to take all reasonable precautions to prevent disclosure of this and other confidential information to others and to not use confidential information without the prior express written consent of CTI. These restrictions upon disclosure of said information shall extend beyond the term of this contract for a period of ten (10) years, but shall cease to apply as to any specific portion of the information which is or becomes available to the public other than by the Investigator or the Foundation's fault.

      5. The text of any oral or written disclosure of the results of the Studies shall be submitted to CTI at least sixty (60) days prior to any and all such disclosures. The Investigator and the Foundation shall consider any suggestions from CTI concerning said disclosure, but are not bound to incorporate such suggestions in any oral or written publications. CTI may request addition of a sponsor's representative to authorship on documents submitted for publication. The investigator and the Foundation agree to delay any such disclosure of up to six (6) months between notification of CTI and publication at CTI's request, to allow for competition of development and filing of patent applications.

      6. The Investigator and VMRF agree to disclose promptly and fully to an authorized representative of CTI all ideas, developments and inventions, whether or not patentable, conceived or reduced to practice by the investigator and/or VMRF as a result of the Studies provided for herein. All of such ideas, developments and inventions shall be the property of CTI. Accordingly, the Investigator and VMRF agree to assign outright to CTI the entire right, title and interest, both in the United States and abroad, to such ideas, developments and inventions, without payment other than the fees provided for herein. The Investigator and VMRF further agree to execute any and all documents which CTI determines are necessary or convenient to fully implement its proprietary rights in such ideas, developments and inventions, such as, but not limited to obtaining patents, and to fully cooperate in the prosecution of such property rights, but at no expense to them. CTI will have the above-mentioned documents drafted, prosecuted and maintained at its own expense. The Investigator and VMRF warrant that it has appropriate ownership rights in such ideas, developments and inventions to carry out its obligations under this paragraph. Both parties acknowledge that in so far as Federal space or resources are utilized in this work, the U.S. Government may have rights as defined by U S. law, and may choose to exercise these rights, for example, through a non-exclusive license.

[LOGO]

      7. Both parties also acknowledge that the Department of Veterans Affairs has informed the VMRF that VMRF has waived all patent rights that may develop in connection with this agreement.

      8. CTI shall have the right to use the results and data of the Studies in any manner deemed appropriate to CTI's business interests. Such uses may include but are not limited to, disclosure as may be useful to meet legal and business obligations, such as to support patent applications, both foreign and domestic, or satisfy the requirements of any government agency. In the event that work resulting from the Studies is published in the scientific literature by CTI, acknowledgement will be made to the Investigator and the Department of Veterans Affairs in the accepted style, as appropriate. CTI will not use the name of the Investigator and VMRF for advertising, other commercial purposes, in publications or otherwise without appropriate written permission, unless required by law or government regulations. CTI agrees that the investigator shall have priority publication rights over data generated from these studies subject to paragraph #5.

      9. In consideration for the Studies, during the term of this agreement CTI agrees to pay VMRF an amount totaling $119,060 which includes $88,850 to cover direct expenses, as set forth in the research proposal, attached hereto, and $30,210 to cover indirect overhead, based on a 34% indirect overhead factor. This amount will be paid in two installments as follows (i) $59,530 on the effective date of this agreement and (ii) $59,530 on the six month anniversary of the effective date of this agreement.

            CTI shall have the right to review any and all financial records of VMRF relating solely to these Studies on a quarterly basis. Annually VMRF shall provide CTI with a financial statement and account reconciliation covering all amounts expended by VMRF for the Studies during the term of this agreement.

      10. This contract will become effective on the date of acceptance by the Investigator, VMRF and CTI, and will terminate one year from that date unless otherwise extended by mutual consent of CTI and the Foundation, evidenced by written agreement.

      11. The parties agree to take all other action necessary to effect the rights of the parties herein.

      12. The parties acknowledge that Dr. Robert L. Engler may have a conflict of interest regarding this agreement and Dr. J. Parthemore shall serve in his place for VMRF on all matters relating to this agreement.

[LOGO]

If the terms of this agreement meet with the approval of the Veterans Medical Research Foundation, please sign and date two copies and return one to CTI at your earliest convenience.

Most sincerely,

COLLATERAL THERAPEUTICS, INC.


/s/ Christopher J. Reinhard

Christopher J. Reinhard
Chief Operating and Financial Officer

ACCEPTED AND AGREED TO:

VETERANS MEDICAL SEARCH FOUNDATION  DATE:


/s/ Sandra Woodruff                             8/12/97
--------------------------------                ------------------
Sandra Woodruff

PRINCIPLE INVESTIGATOR                          DATE:


/s/ Patrick D. Lyden                            9/1/97
--------------------------------                ------------------
Patrick D. Lyden, M.D.

                         UCSD STROKE CENTER MEMORANDUM
--------------------------------------------------------------------------------

Date:             08/07/97 5:24 PM
To:         Robert Engler, MD
From:       Patrick D. Lyden, M.D.
Subject:    Proposal for research

Revised 8/5/97

                                      ***
                                      ***
                                      ***
                                      ***

1)  ***

                                      ***
                                      ***
                                      ***

2)  ***

                                      ***
                                      ***
                                      ***

3)  ***

                                      ***
                                      ***
                                      ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

AUGUST 7, 1997           UCSD STROKE CENTER MEMORANDUM                         2
--------------------------------------------------------------------------------

                                      ***
                                      ***
                                      ***

4)  ***

                                      ***
                                      ***
                                      ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    Sheet 1

--------------------------------------------------------------------------------
Salary Support
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------
Supplies
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equipment
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Animals
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------
       ***                                                                  ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                                                                       ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OVERHEAD (to be computed by VMRF)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND TOTAL                                                                 ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Footnotes:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1: Pl will perform experimental design, communicate among all parties, collect and analyze all data, present interim results, supervise refinement of all protocols and perform quantitative microscopy.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2: Consultant will advise company and Pl on all aspects of experimental design data collection, interpretation and advisability of continuing at each step.
================================================================================

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.